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                                                                 EXHIBIT 10 (a)


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 333-31248) of our report dated February 10, 2000 accompanying the financial statements of the Futurity, Futurity II, Futurity Focus and Futurity Accolade Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, to the use of our report dated February 10, 2000 accompanying the financial statements of the Regatta, Regatta Gold, Regatta Classic and Regatta Platinum Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, and to the use of our report dated March 22, 2000 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.), appearing in the MFS Regatta Access Prospectus and the Futurity Focus II Prospectus, which are part of such Registration Statement, and to the incorporation by reference of our statutory report dated February 10, 2000 appearing on the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1999, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles.


We also consent to the reference to us under the heading "Accountants" in each Prospectus and under the heading "Financial Statements" in the Statement of Additional Information relating to each Prospectus.




DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 14, 2000